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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 3, 1998
                                                          -------------

Morgan Stanley Capital I Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of March 1, 1998 providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1998-WF1)


                         Morgan Stanley Capital I Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-45467               13-3291626
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(State or other jurisdiction       (Commission)           (I.R.S. employer
      of incorporation)            file number)          identification no.)




                    1585 Broadway, New York, New York 10036
                    ---------------------------------------
            (Address of principal executive offices)  (Zip code)


       Registrant's telephone number, including area code: (212) 296-7000
                                                           --------------


                -----------------------------------------------
         (Former name or former address, if changed since last report)



                        Exhibit Index Located on Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits

                                                                      Sequential
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                   Page
------                                                                ---------




 4.1 Pooling and Servicing Agreement dated as of March 1, 1998 among Morgan Stanley Capital I Inc., Depositor, Wells Fargo Bank, National Association, Master Servicer, CRIIMI MAE Services Limited Partnership, Special Servicer, LaSalle National Bank, Trustee, and ABN AMRO Bank N.V. Fiscal Agent (providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1998-WF1)









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                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By:     /s/ Russell A. Rahbany
                                               -------------------------------
                                               Name:    Russell A. Rahbany
                                               Title:   Vice President


Dated:  March 3, 1998